Execution Version 95450246_4 AMENDMENT NO. 5 TO CREDIT AGREEMENT (INCREMENTAL INCREASE) This AMENDMENT NO. 5 TO CREDIT AGREEMENT (INCREMENTAL INCREASE) (this “Amendment”), dated as of November 3, 2017, is entered into by and among EBIX, INC., a Delaware corporation (the “Borrower”), certain subsidiaries of the Borrower party hereto as guarantors (the “Guarantors” and collectively with the Borrower, the “Credit Parties”) under the Credit Agreement (defined below), REGIONS BANK, as the lender of the Increase (defined below) and REGIONS BANK, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent. RECITALS WHEREAS, the Borrower, the Administrative Agent and certain banks and other financial institutions (the “Lenders”) are parties to that certain Credit Agreement, dated as of August 5, 2014 (as amended hereby, as amended by that certain Amendment No. 1 to Credit Agreement and Waiver dated as of February 3, 2015, as further amended by that certain Amendment No. 2 to Credit Agreement dated as of June 17, 2016, as further amended by that certain Amendment No. 3 to Credit Agreement and Waiver dated as of October 19, 2017, as further amended by that certain Amendment No. 4 to Credit Agreement and Waiver dated as of November 3, 2017, and as further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement” and the Credit Agreement prior to giving effect to this Amendment being referred to as the “Existing Credit Agreement”), pursuant to which the Lenders have extended a revolving credit facility and term loan facility to the Borrower; WHEREAS, the Borrower has informed the Administrative Agent and the Increasing Lender (as defined below) that its wholly-owned Subsidiaries, Ebix Software India Private Limited and Ebix FinCorp Exchange PTE Limited intend to make an Acquisition of 100% of the equity shares in Flight Raja Travels Private Limited, a company incorporated under the Companies Act, 1956, and having its registered office at Magnolia, Block B, Level 4, Manyata Embassy Business Park, Outer Ring Road, Nagawara, Bangalore-560045 from the owners thereof for total consideration of approximately, but in any event less than, $75,000,000 (the “Via Acquisition”); WHEREAS, the Borrower has informed the Administrative Agent and the Increasing Lender that Ebix Singapore Pte Ltd. intends to purchase 50% of the Equity Interests in (and, pursuant to various agreements, to exercise Control over) Vara United Private Limited from the owners thereof for total consideration of approximately $26,000,000 (the “Vara Acquisition”); WHEREAS, the Borrower has requested that, in order to pay a portion of the consideration for (and related fees and expenses in connection with) the Via Acquisition and the Vara Acquisition, the Term Loan A Commitment and the Term Loan A (each as defined in the Existing Credit Agreement) be increased by the aggregate principal amount of $50,000,000 in accordance with, and as provided in, Section 2.1(d) of the Existing Credit Agreement (the “Increase”), and Regions Bank (in such capacity, the “Increasing Lender”) is willing to provide the Increase as provided in, and on the terms and conditions contained in, this Amendment; WHEREAS, the Borrower has also requested that the Existing Credit Agreement be amended in a manner permitted by, and consistent with, Sections 2.1(d) and 2.1(e) of the Existing Credit Agreement to effectuate the Increase; NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

2 95450246_4 1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Existing Credit Agreement. 2. Term Loan A Increase and Amendment. (a) Upon the Fifth Amendment Effective Date (defined below) (i) a portion of the Increase shall be provided by the Increasing Lender in the aggregate principal amount of $20,000,000 (or such other amount as the Borrower, the Increasing Lender and the Administrative Agent shall agree, but not to exceed the aggregate principal amount of the Increase) (such amount, the “Initial Increase”), (ii) the Initial Increase will be advanced by the Increasing Lender on the Fifth Amendment Effective Date, (iii) the Term Loan A Commitments, Term Loan A amounts and Term Loan A Commitment Percentage of each Lender holding any portion of the Term Loan A (after giving effect to the Initial Increase) will be updated on the Fifth Amendment Effective Date by the Administrative Agent to reflect the Initial Increase, (iv) the quarterly amortization amounts of the Term Loan A pursuant to Section 2.6(c) of the Existing Credit Agreement (commencing with the first payment due after the Fifth Amendment Effective Date) shall be adjusted and amended by the Administrative Agent to give effect to the Initial Increase and this Amendment, and (v) the Existing Credit Agreement will be deemed amended to effectuate the foregoing clauses (i) through (iv) in accordance with Sections 2.1(d) and 2.1(e) of the Existing Credit Agreement. In connection with the Initial Increase, the Administrative Agent may make such adjustments between and among the applicable Lenders and the Borrower as are reasonably necessary to effectuate the Initial Increase (including reallocations of the Term Loan A outstandings of the applicable Lenders among Interest Periods), and in connection therewith, the Borrower shall pay any additional amounts required pursuant to Section 3.1(c) of the Credit Agreement (including as if any reallocations constituted prepayments and reborrowings). (b) Upon the Second Increase Effective Date (defined below) (i) a portion of the Increase shall be provided by the Increasing Lender in the aggregate principal amount of $30,000,000 (or such other amount as the Borrower, the Increasing Lender and the Administrative Agent shall agree, but in no event to exceed the then undrawn portion of the Increase after giving effect to the Initial Increase) (such amount, the “Second Increase”), (ii) the Second Increase will be advanced by the Increasing Lender on the Second Increase Effective Date, (iii) the Term Loan A Commitments, Term Loan A amounts and Term Loan A Commitment Percentage of each Lender holding any portion of the Term Loan A (after giving effect to the Second Increase) will be updated on the Second Increase Effective Date by the Administrative Agent to reflect the Second Increase, (iv) the quarterly amortization amounts of the Term Loan A pursuant to Section 2.6(c) of the Existing Credit Agreement (commencing with the first payment due after the Second Increase Effective Date) shall be adjusted and amended by the Administrative Agent to give effect to the Initial Increase, the Second Increase and this Amendment, and (v) the Existing Credit Agreement will be deemed amended to effectuate the foregoing clauses (i) through (iv) in accordance with Sections 2.1(d) and 2.1(e) of the Existing Credit Agreement. In connection with the Second Increase, the Administrative Agent may make such adjustments between and among the applicable Lenders and the Borrower as are reasonably necessary to effectuate the Second Increase (including reallocations of the Term Loan A outstandings of the applicable Lenders among Interest Periods), and in connection therewith, the Borrower shall pay any additional amounts required pursuant to Section 3.1(c) of the Credit Agreement (including as if any reallocations constituted prepayments and reborrowings). (c) Each party hereto agrees that (i) the (A) Initial Increase and related amendments provided by this Amendment shall be effective upon the Fifth Amendment Effective Date and (B) Second Increase and related amendments provided by this Amendment shall be effective upon the

3 95450246_4 Second Increase Effective Date, (ii) the conditions to effectiveness of (A) the Initial Increase and the related amendments provided by this Amendment are limited to the conditions set forth in Section 4 of this Amendment and (B) the Second Increase and the related amendments provided by this Amendment are limited to the conditions set forth in Sections 4 and 5 of this Amendment and (iii) each of the Initial Increase and the Second Increase constitutes an incurrence of an increase to the Term Loan A under Section 2.1(d) of the Existing Credit Agreement (and constitutes usage of a portion of the $100,000,000 limit set forth in Section 2.1(d)(i) of the Existing Credit Agreement, with the same pricing, amortization and maturity as (as well as all other terms and conditions applicable to) the Term Loan A prior to giving effect to the Initial Increase, the Second Increase and this Amendment. 3. Representations and Warranties. The Borrower and each of the other Credit Parties, by its execution of this Amendment, hereby represents and warrants to the Administrative Agent and the Lenders as follows: (a) both the Increase and the execution, delivery and performance by each Credit Party of this Amendment have been duly authorized by all necessary corporate or other organizational action and do not and will not (i) violate in any material respect the terms of any of the Credit Parties’ Organizational Documents; (ii) except as could not reasonably be expected to have a Material Adverse Effect, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any other Contractual Obligations of any Credit Party, (iii) result in or require the creation of any Lien upon any of the properties or assets of any Credit Party (other than Liens created under any of the Credit Documents in favor of the Collateral Agent for the benefit of the holders of the Obligations), or (iv) require any approval of stockholders, members or partners or any approval or consent of any Person under any material Contractual Obligation of any Credit Party; (b) this Amendment has been duly executed and delivered by each Credit Party, and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms, except as may be limited by Debtor Relief Laws or by equitable principles relating to enforceability; (c) the representations and warranties of each Credit Party contained in Section 6 of the Credit Agreement and in each other Credit Document are true and correct in all material respects on and as of the Fifth Amendment Effective Date (or, to the extent made pursuant to Section 5 below, as of the Second Increase Effective Date), except to the extent that such representations and warranties specifically relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this clause (c), the representations and warranties contained in Sections 6.7(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 7.1(b) and (a) of the Credit Agreement, respectively; (d) with respect to the Initial Increase, after the effectiveness of this Amendment on the Fifth Amendment Effective Date, the borrowing of the Initial Increase on the Fifth Amendment Effective Date, the consummation of the Via Acquisition and the other transactions in connection herewith and therewith to occur on or prior to the Fifth Amendment Effective Date, no Default has occurred and is continuing; and (e) with respect to the Second Increase, after the effectiveness of this Amendment on the Fifth Amendment Effective Date, the borrowing of the Initial Increase on the Fifth Amendment Effective Date, the borrowing of the Second Increase on the Second Increase Effective Date, the consummation of the Via Acquisition and the Vara Acquisition and the other transactions in connection

4 95450246_4 herewith and therewith to occur on or prior to the Second Increase Effective Date, no Default has occurred and is continuing. 4. Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the related amendments to the Credit Agreement herein provided, and the making of the Initial Increase, are each subject to the satisfaction of the following conditions precedent (the date of such satisfaction, the “Fifth Amendment Effective Date”): (a) the Increasing Lender and the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent: (i) counterparts of this Amendment, duly executed by each Credit Party, the Administrative Agent, and the Increasing Lender; (ii) to the extent requested, the Increasing Lender shall have received a Term Loan A Note executed by the Borrower in favor of the Increasing Lender; provided that any failure to request such a Term Loan A Note in connection with the Fifth Amendment Effective Date shall not limit the ability of the Increasing Lender to request a Note from time to time pursuant to the Credit Agreement; (iii) (A) copies of the Organizational Documents, certified (to the extent applicable) as of a recent date by the appropriate Governmental Authority (or certification that such Organizational Documents have not been altered, amended, revoked or otherwise modified since the last delivery thereof to the Administrative Agent and the Lenders), (B) copies of resolutions approving the Increase, the Via Acquisition, the Vara Acquisition and the other transactions contemplated in connection with the Increase, this Amendment, the Credit Agreement and the related financing and authorizing execution, delivery and performance of this Amendment and the Increase, (C) copies of certificates of good standing, existence or the like of a recent date from the appropriate Governmental Authority of its jurisdiction of formation or organization and (D) incumbency certificates, in each case, for each of the Credit Parties and certified by an Authorized Officer of the Borrower in form and substance reasonably satisfactory to the Administrative Agent; and (iv) one or more certificates from an Authorized Officer of the Borrower (in the case of (F) below, from the Corporate Vice President - Finance & Human Resources of the Borrower), in form and substance reasonably satisfactory to the Administrative Agent, confirming, among other things, (A) all consents, approvals, authorizations, registrations, or filings required to be made or obtained by the Borrower and the other Credit Parties, if any, in connection with the Increase, this Amendment and the other Credit Documents and the transactions contemplated herein and therein have been obtained and are in full force and effect (and attaching copies of any such items), (B) no investigation or inquiry by any Governmental Authority regarding the Increase, this Amendment and the other Credit Documents and the transactions contemplated herein and therein is ongoing, (C) the absence of any action, suit, investigation or proceeding pending or, to the knowledge of the Borrower, threatened in any court or before any arbitrator or Governmental Authority that could reasonably be expected to have a Material Adverse Effect, (D) since December 31, 2016, there has been no event or circumstance which has had or could be reasonably expected to have a Material Adverse Effect, (E) the audited financial statements for the Fiscal Year ended December 31, 2016 were prepared in accordance with GAAP consistently applied, except as noted therein, and fairly present in all material respects the financial condition and results from operations of the Borrower and its Subsidiaries,

5 95450246_4 (F) the Borrower and its Subsidiaries, taken as a whole on a consolidated basis, are Solvent after giving effect to the Initial Increase, the Via Acquisition and the other transactions contemplated hereby and any other incurrence and/or repayment of Indebtedness related thereto, and (G) after giving effect to this Amendment and the advancing of the Initial Increase to occur on the Fifth Amendment Effective Date and all other related transactions (including the consummation of the Via Acquisition), the Borrower shall be in compliance, determined on a pro forma basis (as provided in Section 1.3 of the Credit Agreement), with the financial covenants set forth in Section 8.7 of the Credit Agreement; (b) each of the representations and warranties set forth in Section 3 above (other than Section 3(e)) is true and correct in all material respects (or, with respect to any such representation or warranty modified by a materiality or Material Adverse Effect standard, in all respects (taking into account such materiality or Material Adverse Effect standard)); (c) the Administrative Agent shall have received (i) a duly executed and completed Funding Notice with respect to the Initial Increase to occur on the Fifth Amendment Effective Date and (ii) duly executed and completed disbursement instructions (with wiring instructions and account information) for all disbursements to be made on the Fifth Amendment Effective Date; (d) the Administrative Agent shall have received customary opinions of counsel for each of the Credit Parties, including, among other things, opinions regarding the due authorization, execution and delivery of this Amendment and the enforceability thereof (including the entirety of the Increase) and the Credit Documents as so amended; (e) the Increasing Lender and the Administrative Agent shall have received, and be satisfied with its review of, copies of (i) the internally prepared financial statements of the Borrower and its Subsidiaries on a consolidated basis for the most recently ended Fiscal Quarter ended at least forty-five days prior to the Fifth Amendment Effective Date, if any, and (ii) the audited financial statements of the Borrower and its Subsidiaries on a consolidated basis for the Fiscal Year ended December 31, 2016; (f) the Increasing Lender and the Administrative Agent shall be satisfied that (i) the Via Acquisition constitutes a Permitted Acquisition (as defined in the Credit Agreement), (ii) the Administrative Agent and the Lenders, as applicable, shall have received all documents, notices, consents and other items required or reasonably requested (regardless of whether or not expressly required pursuant to the definition of Permitted Acquisition in the Credit Agreement) in connection with the Via Acquisition and (iii) all other conditions to the Via Acquisition constituting a Permitted Acquisition shall have been, or substantially simultaneously with the Fifth Amendment Effective Date will have been, satisfied, including the consummation of the Via Acquisition in accordance with its terms; (g) the Increasing Lender shall have received, in form and substance reasonably satisfactory to it, documentation and other information that is required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, requested not later than five days prior to the Fifth Amendment Effective Date; (h) after giving effect to this Amendment (and giving effect to the Initial Increase), as of the Fifth Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing; and (i) the Administrative Agent shall have confirmation that all fees payable under this Amendment, under the Credit Agreement and under any commitment letter or fee letter with respect to this Amendment, and all reasonable out-of-pocket fees and expenses required to be paid on or before the

6 95450246_4 Fifth Amendment Effective Date, have been paid, including the reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent to the extent invoiced prior to the date hereof (without prejudice to final settling of accounts for such fees and expenses). 5. Second Increase Conditions Precedent. The making of the Second Increase is subject to the prior occurrence of the Fifth Amendment Effective Date and the further satisfaction of each of the following conditions precedent (the date of such satisfaction, the “Second Increase Effective Date”): (a) the Administrative Agent shall have received, each in form and substance reasonably acceptable to the Administrative Agent, one or more certificates from an Authorized Officer of the Borrower (in the case of (i) below, from the Corporate Vice President - Finance & Human Resources of the Borrower), in form and substance reasonably satisfactory to the Administrative Agent, confirming, among other things, (i) the Borrower and its Subsidiaries, taken as a whole on a consolidated basis, are Solvent after giving effect to the Initial Increase and the Second Increase, each of the Via Acquisition and Vara Acquisition, and the other transactions contemplated hereby and any other incurrence and/or repayment of Indebtedness related thereto and (ii) after giving effect to this Amendment and the advancing of the Second Increase to occur on the Second Increase Effective Date and all other related transactions (including the consummation of the Vara Acquisition), the Borrower shall be in compliance, determined on a pro forma basis (as provided in Section 1.3 of the Credit Agreement), with the financial covenants set forth in Section 8.7 of the Credit Agreement and shall have provided the Administrative Agent with calculations demonstrating such compliance; (b) each of the representations and warranties set forth in Section 3(c) and Section 3(e) above is true and correct in all material respects (or, with respect to any such representation or warranty modified by a materiality or Material Adverse Effect standard, in all respects (taking into account such materiality or Material Adverse Effect standard)), and the Administrative Agent shall have received a certificate from an Authorized Officer of the Borrower certifying thereto (which certificate may be included in the certificate required by clause (a) of this Section 5 above); (c) the Administrative Agent shall have received (i) a duly executed and completed Funding Notice with respect to the Second Increase to occur on the Second Increase Effective Date and (ii) duly executed and completed disbursement instructions (with wiring instructions and account information) for all disbursements to be made on the Second Increase Effective Date; (d) the Second Increase Effective Date shall have occurred on or prior to the date that is 45 days after the Fifth Amendment Effective Date; (e) the Increasing Lender and the Administrative Agent shall be satisfied that (i) the Vara Acquisition constitutes a Permitted Acquisition (as defined in the Credit Agreement), (ii) the Administrative Agent and the Lenders, as applicable, shall have received all documents, notices, consents and other items required or reasonably requested (regardless of whether or not expressly required pursuant to the definition of Permitted Acquisition in the Credit Agreement) in connection with the Vara Acquisition and (iii) all other conditions to the Vara Acquisition constituting a Permitted Acquisition shall have been, or substantially simultaneously with the Second Increase Effective Date will have been, satisfied, including the consummation of the Vara Acquisition in accordance with its terms; (f) to the extent not received in connection with the Fifth Amendment Effective Date, the Increasing Lender shall have received, in form and substance reasonably satisfactory to it, documentation and other information that is required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, requested not later than five days prior to the Fifth Amendment Effective Date;

7 95450246_4 (g) after giving effect to this Amendment (and giving effect to the Second Increase), as of the Second Increase Effective Date, no Default or Event of Default shall have occurred and be continuing; and (h) the Administrative Agent shall have confirmation that all fees payable under this Amendment, under the Credit Agreement and under any commitment letter or fee letter with respect to this Amendment, and all reasonable out-of-pocket fees and expenses required to be paid on or before the Second Increase Effective Date, have been paid, including the reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent to the extent invoiced prior to the date hereof (without prejudice to final settling of accounts for such fees and expenses). 6. Reaffirmation. Each Credit Party (a) acknowledges and consents to all of the terms and conditions of the Increase and this Amendment, (b) affirms all of its obligations under the Credit Documents as amended hereby (including pursuant to the Initial Increase and the Second Increase, and the provision of each thereof by the Increasing Lender), (c) agrees that the Initial Increase, the Second Increase and this Amendment, and all documents executed in connection herewith, do not operate to reduce or discharge any Credit Party’s obligations under the Credit Documents, and (d) confirms that the Collateral Documents and the Liens granted thereunder remain in full force and effect notwithstanding the entry into this Amendment. 7. Miscellaneous. (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement and each other Credit Document are and shall remain in full force and effect. All references in any Credit Document to the “Credit Agreement” or “this Agreement” (or similar terms intended to reference the Credit Agreement) shall henceforth refer to the Credit Agreement as increased by the Increase and as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement. (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto, each other Lender and each other Credit Party, and their respective successors and assigns. (c) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 11.13 AND 11.14 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL. (d) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Credit Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective upon satisfaction of the conditions set forth in Section 4 hereof; provided that the making of the Second Increase shall also be conditioned on the satisfaction of the conditions set forth in Section 5 hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended except in accordance with the provisions of Section 11.4 of the Credit Agreement. (e) If any provision of this Amendment or the other Credit Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Credit Documents shall not be affected or impaired thereby and (ii) the

8 95450246_4 parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (f) The Borrower agrees to pay, in accordance with and subject to the limitations in Section 11.2 of the Credit Agreement, all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder. (g) This Amendment shall constitute a “Credit Document” under and as defined in the Credit Agreement. [Signature Pages Follow.]